ARTISAN SMALL CAP FUND

QUARTERLY UPDATE                                                    JANUARY 1998

Thank you for investing in the Artisan Small Cap Fund. We are pleased to present this update for the year's fourth quarter.

Reflecting market turbulence, which had an especially strong and prolonged effect on Small Cap stocks, the Fund returned -2.2% for the quarter. While disappointing, this was nonetheless ahead of our benchmark index, the Russell 2000, which returned -3.4%.

Despite its negative fourth quarter, the Fund returned 22.7% for 1997. Since inception, the Fund has gained 82.3% versus 75.4% for the Russell 2000.<F1>

Along with a view of market activity and related economic events, this update reveals the thought process behind a few of our holdings, and examines our strategy in light of our near-term outlook for the economy and market.

<LOGO>
Artisan Funds

                            FOURTH QUARTER OVERVIEW
                            -----------------------

Sparked by economic havoc and severe market drops in Asia, the U.S. market was tumultuous this quarter. Following a sudden, precipitous correction in October, the market rallied in November and December, led by large-caps. Small-cap growth stocks ended the quarter with a loss, hurt most by technology stocks battered by concerns over demand from Asia.

Though we also experienced a quarterly loss, we held up better than our indexes. This reflects our cautious approach to technology and the cushion provided by our attention to valuation. We also benefited from acquisitions: Oregon Metallurgical, Telemundo, Gulf South Medical and CapMac all received takeover bids.

In addition, the quality of management among our holdings continued to make a difference. As the following examples show, we believe that the right management team - one with vision and the drive to realize it - is essential to success in small companies.

                             INVESTMENT RETURNS<F1>
                           SINCE INCEPTION ON 3/28/95
                           --------------------------
                        ARTISAN SMALL CAP FUND    82.3%
                        RUSSELL 2000              75.4%
                        LIPPER INDEX              64.3%

                                       1
                               INVESTMENT PROFILE
                              -------------------
                         HEALTHCARE FINANCIAL PARTNERS

HEALTHCARE FINANCIAL PARTNERS (HCFP) provides financing for working capital to health care service providers, including doctors, long-term care facilities and home health care specialists. It is the only lender focused solely on this rapidly growing sector.

HCFP has a strong, experienced management team, with backgrounds in finance, law and health care - the core competencies vital to this business. It also has sophisticated information systems and excellent customer relationships. Moreover, unlike many finance companies, HCFP enjoys a high quality of earnings through conservative accounting practices and retention of the loans it originates.

We envision continued rapid growth for this company as it responds to the growing needs of its customers. <F2>


                              TOP 10 HOLDINGS <F3>
--------------------------------------------------------------------------
COMPANY                                                                  %
--------------------------------------------------------------------------
SHOWBIZ PIZZA TIME...Chuck E. Cheese restaurants                      2.5%

HEALTHCARE FINANCIAL...Specialty healthcare lender                    2.4%

SHOREWOOD PACKAGING...Paperboard packaging                            2.3%

PENN TREATY...Long-term health care insurance                         2.3%

DRESS BARN...Value-oriented women's apparel retailer                  2.3%

BORG-WARNER SECURITY...Physical and electronic security services      2.1%

APTARGROUP...Manufacturer of dispensing systems                       2.1%

GENERAL CABLE...Electrical wire and cable products                    2.1%

HOLOPHANE...Lighting fixtures                                         2.0%

ATL ULTRASOUND...Diagnostic medical ultrasound systems                2.0%
--------------------------------------------------------------------------
TOTAL                                                                22.1%
==========================================================================

                                       2
                               INVESTMENT PROFILE
                               ------------------
                               SHOWBIZ PIZZA TIME

SHOWBIZ PIZZA TIME operates over 300 Chuck E. Cheese entertainment restaurants, geared to families with children from ages 2 to 12. Established more than 20 years ago, this business concept has proven its staying power.

In the early '90s, however, the company found itself suffering from a spurt of competition and a lack of innovation. Recognizing the problem, management reacted quickly by refining the concept and totally remodeling every restaurant. The effort soon invigorated sales and earnings dramatically. Now in the works are more upgrades, designed to boost customer frequency through enhanced entertainment value.

For the next few years, we see 20%+ growth. That's higher than the typical restaurant chain, yet ShowBiz sells at a discount to this group. Eventually, other investors should take notice. <F2>

                                       3
                               INVESTMENT PROFILE
                              -------------------
                                   DRESS BARN

Working women on a budget can do very well at DRESS BARN. This chain of 691 stores focuses on in-season, good quality, private-label apparel for this type of customer. In an industry typically plagued by over-capacity and the whims of fashion, Dress Barn has been able to post steady, above-average gains in sales and earnings.

                        -------------------------------
                                   DRESS BARN

We credit this consistency to the strength of the management team. In place for over 30 years, they have always listened to their customers and responded to their needs. To the benefit of the bottom line, they have also maintained strict expense controls. And over the years, they have moved to close unprofitable locations, while also upgrading the better locations into distinctive combination stores offering petite, regular and larger sizes under one roof.

Dress Barn isn't a trendy place to shop. Similarly, it's not a glamour stock with an inflated P/E ratio. For this reason, we were able to buy it at a discount to its industry - though we believe its characteristics merit a valuation premium. <F2>


                    DIVERSIFICATION BY INDUSTRY <F3>
----------------------------------------------------------------------
INDUSTRY                   %            INDUSTRY                     %
----------------------------            ------------------------------
CONSUMER STAPLES         5.1            MEDICAL DEVICES            5.9
CONSUMER CYCLICALS       5.0            BASIC INDUSTRY             2.1
CONSUMER SERVICES        1.6            BUSINESS SERVICES          3.5
RETAILING                3.6            CAPITAL SPENDING          10.2
RESTAURANTS/HOTELS       8.3            PAPER/PACKAGING            7.1
ENERGY                   8.8            TRANSPORTATION             7.7
BANKS/S&LS               4.8            COMPUTER RELATED           2.8
INSURANCE                3.5            ELECTRONICS                7.3
OTHER FINANCIAL          5.2            SOFTWARE/                  3.8
                                        TELECOMMUNICATIONS
BIOTECH/                 0.6
PHARMACEUTICAL                          UTILITIES                  1.5
HEALTHCARE SERVICES      1.6
----------------------------------------------------------------------
TOTAL                                                           100.0%
======================================================================

                             OUR VIEW OF THE MARKET
                            -----------------------
                                LOOKING FORWARD

For the past few years, corporate profits have been growing at a rapid rate by historical standards. This trend - which has thrived in an environment of low inflation and low interest rates - has led to excellent stock market returns.

But we see things about to change. We expect the American economy to slow in 1998. Inflation and interest rates won't be the culprits; they'll likely remain low. Companies will find their profits squeezed by several other factors: lower export demand from Asia; price competition from imports; and rising wages domestically because of our tight labor market.

What does all this mean for the market? Well, with a slowing economy, we can expect a return to more normal earnings growth, which, in turn, is likely to cause P/E multiples to contract. That's the bad news. The good news - at least for us - is that larger companies are much more likely to bear the brunt of these changes. Typically, large company growth reflects economic conditions. In smaller companies, growth often flows from internal dynamics.

For this reason, we'll look for companies that generate meaningful growth through factors that lie within their own control. And while some reliance on general economic growth is inevitable, we'll favor those companies with continued on following panel

                      -----------------------------------

reasonable insulation ... companies benefiting from new, innovative products, recent acquisitions or internal cost reductions designed to produce significant earnings gains.

A number of such companies are already in the portfolio. We added Borg-Warner Security, for instance, largely because of the savings it will realize from its internal cost-reduction program. As a company growing through acquisition, we point to Kitty Hawk, which recently acquired a company more than twice its size. And in the highly competitive market for health insurance, Penn Treaty has introduced many innovative products.

As always, we will focus our research efforts on stocks that are selling at a meaningful discount to our estimate of the company's intrinsic value. In this way, we hope to realize profit from both the growth of that value and a narrowing of the discount as investors recognize the good things we see in the business.

                      FUND STATISTICS <F4>
                      --------------------

NUMBER OF HOLDINGS                                    72
MEDIAN MARKET CAP                           $377 million
MEDIAN GROWTH RATE                                   22%
MEDIAN P/E                         1998E           15.9X
MEDIAN PRICE/INTRINSIC VALUE       1998E             71%
EQUITY DIVIDEND YIELD                               0.3%

                                   FOOTNOTES
                                   ---------

    <F1> THE ARTISAN SMALL CAP FUND HAD AN AVERAGE ANNUAL TOTAL RETURN OF
         22.7% FOR THE YEAR ENDED DECEMBER 31, 1997, AND 24.2% FOR THE PERIOD FROM INCEPTION ON MARCH 28, 1995, THROUGH DECEMBER 31, 1997. PERFORMANCE DATA CONTAINED HEREIN REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES IN THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE RUSSELL 2000 AND THE S&P 500 ARE UNMANAGED INDEXES OF COMMON STOCKS WITH DIVIDENDS REINVESTED. THE S&P 500 IS A MARKET-WEIGHTED AVERAGE OF 500 LARGE COMPANIES. THE RUSSELL 2000 IS AN UNWEIGHTED INDEX OF 2000 SMALL COMPANIES. THE LIPPER SMALL CAP FUND INDEX REFLECTS THE NET ASSET VALUE WEIGHTED RETURN OF THE 30 LARGEST SMALL-CAP FUNDS.

    <F2> PORTFOLIO PROFILES ARE FOR ILLUSTRATION ONLY AND ARE NOT INTENDED
         AS RECOMMENDATIONS OF INDIVIDUAL STOCKS. THE PROFILES PRESENT INFORMATION ABOUT THE COMPANIES BELIEVED TO BE ACCURATE, AND THE VIEWS OF THE PORTFOLIO MANAGERS, AS OF JANUARY 1, 1998. THAT INFORMATION AND THOSE VIEWS MAY CHANGE AND THE FUND DISCLAIMS ANY OBLIGATION TO ADVISE SHAREHOLDERS OF ANY SUCH CHANGES.

    <F3> AS A PERCENTAGE OF PORTFOLIO EQUITIES AS OF DECEMBER 31, 1997.

    <F4> FUND STATISTICS ARE AS OF DECEMBER 31, 1997.


                                       <LOGO>
                                   ARTISAN FUNDS

                        C/O BOSTON FINANCIAL DATA SERVICES
                                   P.O. BOX 8412
                               BOSTON, MA 02266-8412
                                  1 800 344 1770



xxxxx
                          ARTISAN SMALL CAP VALUE FUND

QUARTERLY UPDATE                                                    JANUARY 1998

We are delighted to send you this first quarterly update for the Artisan Small Cap Value Fund. During the quarter, the Fund gained 3.2%, well ahead of its two benchmark indexes.

You'll find portfolio statistics enclosed, along with our thinking behind selected investments, a review of the Fund's approach and our outlook for the market.

Note that the stocks we discuss share certain features, which are also common to our other holdings. They are small companies that we consider undervalued, and that present defensive characteristics along with attractive potential for return.

Thank you for your confidence.

<LOGO>
Artisan Funds

                            FOURTH QUARTER OVERVIEW
                            -----------------------

The Artisan Small Cap Value Fund completed the fourth quarter of 1997 - its first complete quarter of operation - with a gain of 3.2%. This compares favorably with its benchmark indexes, the Russell 2000 Value and the Lipper Small Cap Fund Index, which returned 1.7% and -5.4%, respectively.

Given that we launched the Fund in a very turbulent market - one that included a meltdown in Asian equities and a record one-day drop in the Dow - we are especially pleased with its performance. We believe our focus on value and downside protection served us well, as did the Fund's broad diversification.

The portfolio now comprises 68 of our favorite value stocks, spread across 17 sectors of the economy.

                            INVESTMENT RETURNS <F1>
                           SINCE INCEPTION ON 9/29/97
                           --------------------------
                       ARTISAN SMALL CAP VALUE FUND  3.1%
                       RUSSELL 2000 VALUE            2.2%
                       LIPPER INDEX                 -5.0%

                                       1
                               INVESTMENT PROFILE
                               ------------------
                                  DEVON GROUP

DEVON GROUP, one of our largest holdings, chiefly provides graphic arts services to large corporate and retail advertisers. The company also publishes items such as posters, calendars, greeting cards and art reproductions.

Until recently, Devon Group was also in the printing business. The sale of that operation left the company in a very strong financial position, with $7+ per share in cash, no debt, and remaining businesses that we estimate will earn $3 per share in 1998. Along with their high returns, these businesses also generate a great deal of free cash.

We believe this purchase will ultimately prove to have been a bargain. <F2>


                            TOP 10 HOLDINGS <F3>
-------------------------------------------------------------------------
COMPANY                                                                 %
-------------------------------------------------------------------------
DEVON GROUP...Graphic arts firm                                      2.7%

ANGELICA...Laundry service to healthcare businesses                  2.5%

CAPITAL SOUTHWEST...Venture capital firm                             2.4%

ASSET INVESTORS...REIT focused on residential properties             2.4%

ARGONAUT GROUP...Insurance underwriter specializing in
   worker's compensation                                             2.4%

HILB, ROGAL & HAMILTON...Insurance broker                            2.4%

SUPERIOR NATIONAL INSURANCE...Worker's compensation insurance in
  Arizona and California                                             2.3%

DEXTER...Specialty packaged goods manufacturer                       2.3%

CLEVELAND CLIFFS...Iron ore mining                                   2.2%

DAMES & MOORE...Engineering and construction management services     2.2%
-------------------------------------------------------------------------
TOTAL                                                               23.8%
=========================================================================

                                       2
                               INVESTMENT PROFILE
                               ------------------
                                 LEXFORD, INC.

Dallas-based LEXFORD, INC., is a major investor in multi-family real estate. Its portfolio of properties includes over 600 apartment complexes, comprised of some 55,000 units in 22 states. Most of these properties it owns, either directly or through partnerships. For the others, it provides management services.
Lexford is the successor to the Cardinal Industries bankruptcy of the early '90s. We believe Lexford's assets to be worth considerably more than the average price we paid for its stock. We also see significant potential value in the range of options _ including conversion to a REIT _ that the company is now considering. To us, it seems that such a change would lift the veil of uncertainty that has shrouded Lexford since the Cardinal bankruptcy. <F2>

                                       3
                               INVESTMENT PROFILE
                               ------------------
                               INSTEEL INDUSTRIES

We're attracted to INSTEEL INDUSTRIES, a leading producer of wire products, by its new strategic direction. Until 1994, Insteel produced such mundane products as industrial wire, nails and agricultural fencing. Increasing competition compelled management to explore new opportunities for growth.

                         ------------------------------
                               INSTEEL INDUSTRIES

Focusing on areas that could capitalize on its manufacturing strengths, Insteel entered several new businesses: PC strand, collated fasteners, tire bead wire and welding wire. The company also sold its Construction Systems division.

Short-term, this costly transition has resulted in lower earnings and a sagging stock. We believe, however, the strategy will eventually generate much higher earnings, making our average cost of $8 per share look cheap. It's already cheap relative to Insteel's book value of $8.50. <F2>


                        DIVERSIFICATION BY INDUSTRY <F3>
---------------------------------------------------------------------
INDUSTRY                         %      INDUSTRY                    %
----------------------------------      -----------------------------
CONSUMER STAPLES               5.9      MEDICAL DEVICES           0.0
CONSUMER CYCLICALS             0.7      BASIC INDUSTRY           20.1
CONSUMER SERVICES              3.8      BUSINESS SERVICES         7.4
RETAILING                      1.8      CAPITAL SPENDING         10.6
RESTAURANTS/HOTELS             6.0      PAPER/PACKAGING           6.1
ENERGY                         1.3      TRANSPORTATION            0.9
BANKS/S&Ls                     1.9      COMPUTER RELATED          2.3
INSURANCE                     17.3      ELECTRONICS               0.0
OTHER FINANCIAL                9.8      SOFTWARE/                 1.5
                                        TELECOMMUNICATIONS
BIOTECH/                       0.0
PHARMACEUTICAL                          UTILITIES                 0.0
HEALTHCARE SERVICES            2.6
---------------------------------------------------------------------
TOTAL                                                          100.0%
=====================================================================

                             OUR VIEW OF THE MARKET
                             ----------------------
                             A WORD ABOUT THE FUND

In subsequent quarterly updates, this section will deal entirely with our outlook for the market. But because the Fund is new - and you are new to the Fund - we'd first like to restate this investment's points of distinction. It never hurts to review the reasons why you made an investment decision.

As we pursue our objective of long-term capital growth, there are two concepts that frame our decision-making:

  We purchase a stock only at what we consider a bargain price ... a price that, because of market forces, differs significantly from what we determine is the true value of the business.

  We also focus on companies with strong financial positions. In this way, we try to establish a margin of safety - a cushion to help protect against long-term loss.

This discipline often leads us to companies with little, if any, analyst coverage. Thus, we do our own research on companies' fundamentals. We also tend to invest in firms that are facing both a difficult business environment and relatively poor prospects for immediate recovery. This kind of uncertainty can lead to continued on following panel

                      -----------------------------------

potentially good opportunities for investors with fortitude and patience.

In addition, we tend to be drawn to companies experiencing dramatic change. When a redefined business like this is subject to Wall Street's typically conventional analysis, the resulting misconception can lead to undervaluation and opportunity for us.

The market's turbulence last quarter - prompted by fear and uncertainty - has enhanced our flow of ideas from battered, but fundamentally sound industry groups. Among them: semiconductors, energy services and steel. Also, relative to large-caps, small-cap valuations are meaningfully lower, and thus more attractive.

Nonetheless, economic uncertainty prompts us to take a skeptical, conservative stance. To strengthen our margin of safety, we'll emphasize stronger companies, shunning deep-discount turnarounds where there's any question of quality.

                      FUND STATISTICS <F4>
                      --------------------

NUMBER OF HOLDINGS                                   68
MEDIAN MARKET CAP                          $196 MILLION
WEIGHTED AVG. MARKET CAP                   $330 MILLION
PRICE/BOOK VALUE                                   1.4X
MEDIAN P/E                         1997E          14.1X
                                   1998E          11.3X
EQUITY DIVIDEND YIELD                              0.5%

                                   FOOTNOTES
                                   ---------
     <F1> THE ARTISAN SMALL CAP VALUE FUND HAD A TOTAL RETURN OF 3.1% FOR
          THE PERIOD FROM INCEPTION ON SEPTEMBER 29,1997, THROUGH DECEMBER 31, 1997. PERFORMANCE DATA CONTAINED HEREIN REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES IN THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE RUSSELL 2000 AND THE RUSSELL 2000 VALUE ARE UNMANAGED INDEXES OF COMMON STOCKS WITH DIVIDENDS REINVESTED. THE RUSSELL 2000 IS AN UNWEIGHTED INDEX OF 2000 SMALL COMPANIES. THE RUSSELL 2000 VALUE INDEX MEASURES THE PERFORMANCE OF THOSE RUSSELL 2000 COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES. THE LIPPER SMALL CAP FUND INDEX REFLECTS THE NET ASSET VALUE WEIGHTED RETURN OF THE 30 LARGEST SMALL-CAP FUNDS.

     <F2> PORTFOLIO PROFILES ARE FOR ILLUSTRATION ONLY AND ARE NOT INTENDED
          AS RECOMMENDATIONS OF INDIVIDUAL STOCKS. THE PROFILES PRESENT INFORMATION ABOUT THE COMPANIES BELIEVED TO BE ACCURATE, AND THE VIEWS OF THE PORTFOLIO MANAGERS, AS OF JANUARY 1, 1998. THAT INFORMATION AND THOSE VIEWS MAY CHANGE AND THE FUND DISCLAIMS ANY OBLIGATION TO ADVISE SHAREHOLDERS OF ANY SUCH CHANGES.

     <F3> AS A PERCENTAGE OF PORTFOLIO EQUITIES AS OF DECEMBER 31, 1997.

     <F4> FUND STATISTICS ARE AS OF DECEMBER 31, 1997.

                                    <LOGO>
                                 ARTISAN FUNDS

                       C/O BOSTON FINANCIAL DATA SERVICES
                                 P.O. BOX 8412
                             BOSTON, MA 02266-8412
                                 1 800 344 1770


xxxxx

                              ARTISAN INTERNATIONAL FUND

QUARTERLY UPDATE                                                  JANUARY 1998


Thank you for investing in the Artisan International Fund. We are pleased to send you this update for the fourth quarter of 1997.

During the quarter, the Fund lost 6.3%, outperforming its benchmark index, the Morgan Stanley EAFE Index, which lost 7.8%. Despite difficult international markets throughout the year, the Fund finished 1997 with a 3.5% gain. In the eight quarters since inception, the Fund has returned 39.0%, versus a gain of 7.9% for the EAFE Index. <F1>

This update presents the facts behind the numbers, as well as our thinking behind a few portfolio purchases, and our outlook for the markets in which we primarily invest.

Thank you for your confidence.

<LOGO>
Artisan Funds

                            FOURTH QUARTER OVERVIEW
                            -----------------------

Turmoil in Asian markets dominated the quarter's headlines. From currency devaluations and major bankruptcies to massive economic bailouts, there was no shortage of substance behind the pain these markets endured.

Our minor exposure to Asian markets helped us weather the storm. Hong Kong, our largest Asian position, shared the region's volatility but largely because of guilt by association. Its economic fundamentals are much stronger than those of its neighbors.

To help maintain an even broader perspective, note that at quarter-end about 72% of the Fund was invested in European stocks. This weighting is consistent with our commitment to Europe throughout 1997. As we'll explain later - in OUR VIEW OF THE MARKET - we continue to believe that Europe offers extraordinary investment opportunity. For this reason, the following investment profiles are European companies.

                            INVESTMENT RETURNS <F1>
                          SINCE INCEPTION ON 12/28/95
                         ------------------------------
                         ARTISAN INTERNATIONAL    39.9%
                         EAFE INDEX                7.9%
                         LIPPER INDEX             22.7%

                                        1
                               INVESTMENT PROFILE
                              ---------------------
                             CREDITO ITALIANO (ITALY)

The profitability of Italian banking remains well below European levels. But CREDITO ITALIANO, Italy's fifth largest bank, has undertaken a major restructuring plan to improve its profits.

We believe Italy's banking sector can generate substantially higher returns: lending margins are the highest in Europe; fee-generating businesses are enjoying strong growth; and most banking markets remain significantly under-developed.

Credito is positioning itself for this opportunity. Its new management team has imposed both strict cost containment and better control of credit quality, and has focused on higher-margin banking segments. By most valuation measures, we believe this stock is attractive, and that its new strategic direction offers substantial growth potential. <F2>


                        TOP 10 HOLDINGS <F3>
----------------------------------------------------------------------
COMPANY                                                              %
----------------------------------------------------------------------
CREDIT SUISSE...Financial service/bank holding company
  in Switzerland                                                  3.8%

UNION BANK OF SWITZERLAND...Global bank in Switzerland            3.6%

DEXIA FRANCE...Special purpose bank in France                     3.2%

COLT TELECOM...U.K. telephone service provider for
  European corporations                                           3.1%

NOVARTIS...Pharmaceutical firm (world's largest) in Switzerland   2.8%

COMPANIA RIOGRANDENSE DE TELECOMUNICACOES...Brazilian
  telephone company                                               2.7%

SCHIBSTED...Newspaper publisher in Norway                         2.4%

BAYERISCHE HYPOTHEKEN...German bank (Europe's second largest)
  and leading mortgage lender                                     2.4%

CORPORATE SERVICES...Temporary staffing firm in the
  United Kingdom                                                  2.3%

VEST-WOOD...Wooden door and furniture manufacturer in Denmark     2.3%
----------------------------------------------------------------------
TOTAL                                                            28.6%
======================================================================

                                       2
                              INVESTMENT PROFILE
                              ------------------
                              SCHIBSTED (NORWAY)


Before too long, we expect SCHIBSTED, Norway's dominant media company, to achieve a similar status throughout Scandinavia. The company's strategy is acquisitions in Sweden, Denmark and Finland. To complement its ownership of Oslo's largest newspaper, Schibsted has already purchased Stockholm's largest daily. The company also owns Norway's leading television station. We expect it to look for a similar match.

Independent of possible acquisitions, we see positive near-term factors. Advertising revenues should rise as Scandinavia's economies continue to strengthen. And the current weakness in prices for newsprint should provide healthy cost savings.

Despite Schibsted's strengths - its franchise, growth strategy and superb management - its stock is very cheap. The stock's P/E of 13 (based on our '98 earnings estimate) is below Schibsted's growth rate of 15%. And it's only half the multiple commanded by similar U.S. media companies.<F2>


                                         3
                                INVESTMENT PROFILE
                                ------------------
                               NOVARIS (SWITZERLAND)

Created in 1996 from the merger of Ciba and Sandoz, NOVARTIS is a major global presence in each of its markets. Globally, Novartis is ranked number one in life sciences and number two in pharmaceuticals, and its agrochemical division is nearly twice the size of its nearest competitor.

                          -----------------------------
                              NOVARIS (SWITZERLAND)

Novartis has solid product growth, a vigorous new product pipeline and minimal exposure to patent expiration. In addition, the company has an extensive network of research alliances.

Worldwide pharmaceutical sales are expected to grow 8-9% annually. This trend, combined with an ongoing cost-saving effort and the resources to strengthen its core businesses, makes Novartis well-positioned for strong earnings growth. We fully expect other investors to notice. <F2>


                     REGION/COUNTRY ALLOCATION <F3>
------------------------------------------------------------------
EUROPE               71.7%              ASIA/PACIFIC         11.5%
--------------------------              --------------------------
UNITED KINGDOM       13.0               HONG KONG             6.1
SWITZERLAND          11.8               JAPAN                 4.0
GERMANY              11.0               SINGAPORE             0.9
DENMARK               7.3               PHILIPPINES           0.2
ITALY                 4.6               THAILAND              0.2
PORTUGAL              4.5               INDONESIA             0.1
NORWAY                4.4
NETHERLANDS           4.3               LATIN AMERICA        12.8%
FINLAND               3.8               MEXICO                6.4
FRANCE                3.3               BRAZIL                6.4
SPAIN                 2.3
IRELAND               0.7               NORTH AMERICA         2.1%
AUSTRIA               0.5               CANADA                2.1
HUNGARY               0.2
                                        CASH                  1.9%

                              OUR VIEW OF THE MARKET
                              ----------------------
                                  LOOKING FORWARD


As we've noted before, our investment strategy is both "top-down" and "bottom-up." The top-down aspect, which we'll look at here, considers the economic realities of countries and their stock markets. The bottom-up aspect considers individual companies and their stocks.

EUROPE. To our mind, Europe offers its greatest investment potential in a generation. The reasons include: privatization, deregulation, increasing competition, merger activity and a burgeoning commitment to enhancing shareholder value. Given the breadth of these factors, their inherent synergies and the economic growth they are likely to create, we see the potential in European equities as similar to that of the U.S. market fifteen years ago. Understandably, we expect to maintain our substantial commitment to Europe.

HONG KONG. This is where we expect to maintain our largest commitment in Asia. Though not immune to the region's problems, Hong Kong is somewhat insulated. Its currency and banking system are strong, its foreign reserves are ample, and its capital markets are much better established and far more advanced than those of its neighbors. Most importantly, Hong continued on following panel

                        ----------------------

Kong's deepening ties with China offer investors staggering long-term potential.

JAPAN. We have no plans to increase our current, extremely underweight exposure to Japan. From its fragile, overextended banking system and over-regulated, globally non-competitive economy, to its sudden, very disturbing rash of major bankruptcies, the country's economic problems are simply too severe, and its indecisive government has failed to come to grips with them. Nonetheless, Japan is the world's second largest market, so we'll be watching closely.

ASIA EX-JAPAN AND HONG KONG. As we did throughout '97, we'll continue to keep Asia's smaller markets - Indonesia, Korea, the Philippines and Thailand - pretty much at arm's length. Plummeting currencies, volatile equity markets and massive economic bailouts fail to create investment environments that satisfy our comfort level. Though the worst may well be over, we'll stay away until we've seen a durable bottoming process.

LATIN AMERICA. Both Brazil and Mexico look very promising to us. Their privatization programs are proceeding well; Brazil's banking system is the soundest in the region; and Mexico's economy - boosted by NAFTA and considerable foreign investment - continues recovering strongly from its '94 recession.

                                   FOOTNOTES
                                   ---------
<F1> THE ARTISAN INTERNATIONAL FUND HAD AN AVERAGE ANNUAL TOTAL RETURN OF 3.5%
     FOR THE YEAR ENDED DECEMBER 31, 1997, AND 17.8% FOR THE PERIOD FROM INCEPTION ON DECEMBER 28, 1995, THROUGH DECEMBER 31, 1997. PERFORMANCE DATA CONTAINED HEREIN REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES IN THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE MORGAN STANLEY EAFE INDEX IS UNMANAGED AND INCLUDES NET REINVESTED DIVIDENDS FOR COMPANIES THROUGHOUT THE WORLD, EXCLUDING THE U.S. AND CANADA, IN PROPORTION TO WORLD STOCK MARKET CAPITALIZATION. THE LIPPER INTERNATIONAL FUND INDEX REFLECTS THE NET ASSET VALUE WEIGHTED RETURN OF THE THIRTY LARGEST INTERNATIONAL FUNDS. INTERNATIONAL INVESTMENTS INVOLVE SPECIAL RISK CONSIDERATIONS, WHICH ARE DISCUSSED IN THE PROSPECTUS.

<F2> PORTFOLIO PROFILES ARE FOR ILLUSTRATION ONLY AND ARE NOT INTENDED AS
     RECOMMENDATIONS OF INDIVIDUAL STOCKS. THE PROFILES PRESENT INFORMATION ABOUT THE COMPANIES BELIEVED TO BE ACCURATE, AND THE VIEWS OF THE PORTFOLIO MANAGER, AS OF JANUARY 1, 1998. THAT INFORMATION AND THOSE VIEWS MAY CHANGE AND THE FUND DISCLAIMS ANY OBLIGATION TO ADVISE SHAREHOLDERS OF ANY SUCH CHANGES.

<F3> AS A PERCENTAGE OF PORTFOLIO ASSETS AS OF DECEMBER 31, 1997.

<LOGO>
ARTISAN FUNDS

C/O BOSTON FINANCIAL SERVICES
P.O. BOX 8412
BOSTON, MA  02266-8412

xxxxx


                              ARTISAN MID CAP FUND

QUARTERLY UPDATE                                                    JANUARY 1998

Thank you for investing in the Artisan Mid Cap Fund. We are pleased to send your update for the fourth quarter of 1997.

The Artisan Mid Cap Fund completed the fourth quarter of 1997 with a gain of 2.1%, ahead of both its benchmark indexes, the S&P 400 and the Lipper Mid Cap Index, which returned 0.5% and -4.8%, respectively.

Since inception, the Fund's return of 28.1% also outpaces both indexes, which gained 15.9% and 9.1%, respectively.

This update offers our view of market events during the quarter, a look into our thought process behind a few investments, and our outlook for the market and economy in the months ahead.

<LOGO>
ARTISAN FUNDS

                            FOURTH QUARTER OVERVIEW
                            -----------------------

Reflecting market turbulence in Asia, our own stock market was volatile throughout the quarter. We attribute the Fund's relatively strong performance to a couple of factors. One is the caution inherent in our strategy: a focus on attractively valued companies with long-term competitive advantages gained through "franchise characteristics."

We also visited a number of companies - some that we already own, others that we're considering - to determine how Asia's economic problems might affect them. In our efforts to make sense of the market's turbulence, this initiative helped us refine our investment decisions.

As a result, we sold some stocks that approached our price objectives; added to depressed positions that were still fundamentally attractive; and cherry-picked a few names we'd been watching for a while. On balance, we believe this activity served

                            INVESTMENT RETURNS <F1>
                          SINCE INCPEPTION ON 6/27/97
                          ---------------------------
                         ARTISAN MID CAP FUND   28.1%
                         S&P 400                15.9%
                         LIPPER INDEX            9.1%
to strengthen the portfolio while lowering its overall level of risk.

                      -----------------------------------


                                       1
                               INVESTMENT PROFILE
                               ------------------
                                      IMAX

A truly distinctive franchise, IMAX is the world's leader in the design, manufacture and sale of theater systems with giant 2-D and 3-D screens. While its focus has been the museum and education markets, IMAX is now in joint ventures with commercial theater operators. Beyond the usual construction fee, these arrangements include a percentage of the gate, thus enhancing the quality of IMAX's revenue stream.

                              TOP 10 HOLDINGS <F3>
---------------------------------------------------------------------------
COMPANY                                                                   %
---------------------------------------------------------------------------
METTLER-TOLEDO...Leader in precision weighing instruments              2.7%

FORTUNE BRANDS...Owns Masterlock, Moen, Titleist
  and other brands                                                     2.4%

FISERV...Provides software and services to financial institutions      2.3%

THERMO ELECTRON...Commercializes technological applications            2.3%

QUORUM HEALTHCARE...Suburban hospital consolidator
  and operator                                                         2.2%

KNOLL...Manufactures high-end office furniture systems                 2.1%

LIBERTY MEDIA...Cable television programmer                            2.1%

TRIGON HEALTHCARE...Virginia Blue Cross/Blue Shield Health Plan        2.0%

FRANCHISE FINANCE...Buys and finances chain restaurant real estate     2.0%

SYBRON INTERNATIONAL...Consolidator in the dental supply
  and dental lab industry                                              1.9%
---------------------------------------------------------------------------
TOTAL                                                                 22.0%
===========================================================================

                         -----------------------------
                                      IMAX

To bring in new viewers, IMAX also plans to produce more films. Some, with broader appeal, will appear exclusively on the commercial screens. Because its production costs are low - certainly by Hollywood standards - the profitability of IMAX films tends to be high.

IMAX was recently selling at 60% of our estimate of its private market value. Though that in itself is attractive, we believe the real value of IMAX lies in its future cash flows. It may take a few years, but we envision explosive growth for this stock. <F2>


                                       2
                               INVESTMENT PROFILE
                             ---------------------
                             MINERALS TECHNOLOGIES

A spin-off from Pfizer in the early '90s, MINERALS TECHNOLOGIES provides specialty chemicals to the paper industry. Most notably, it dominates the market for PCC - precipitated calcium carbonate - now used in the paper-making process as a higher quality, less expensive substitute for pulp.

Under contract, the company builds a facility at a manufacturer's site, with construction subsidized through a long-term lease. Thus it becomes the sole provider of PCC, with no price competition. And because it negotiates long-term contracts with volume and price adjustments, the company can forecast its revenue stream and avoid the paper industry's notorious cyclicality.

                         -----------------------------
                             MINERALS TECHNOLOGIES

Market penetration for PCC is just 15%. And the company has opened a second market - for a new, acid-tolerant version of PCC. Several newsprint manufacturers have already signed contracts.

We estimate earnings growth of 15% a year. <F2>


                  DIVERSIFICATION BY INDUSTRY <F3>
-----------------------------------------------------------------
INDUSTRY                     %     INDUSTRY                     %
------------------------------     ------------------------------
TECHNOLOGY                13.3     MATERIALS & PROCESSING    10.5
HEALTHCARE                11.7     TRANSPORTATION             7.2
CONSUMER DISCRETIONARY             FINANCIAL SERVICES         6.3
& SERVICES                18.8
                                   UTILITIES                  2.8
CONSUMER STAPLES          12.3
                                   BUSINESS SERVICES          5.4
ENERGY                     8.2
                                   REITS/PROPERTY             3.5
-----------------------------------------------------------------
TOTAL                                                      100.0%
=================================================================


                          MARKET CAP DISTRIBUTION <F3>
                 ---------------------------------------------
                    MARKET CAP     MID CAP FUND       S&P 400
                 (IN $ BILLIONS)       (%)              (%)
                   $0.0 to 0.5         0.0              2.2
                    0.5 to 1.0        16.0              9.4
                    1.0 to 2.0        32.3             25.5
                    2.0 to 3.0        22.3             19.5
                    3.0 to 4.0         8.4             16.3
                    4.0 to 5.0         6.1              9.7
                    5.0 to 6.0         2.8              6.7
                    6.0 to 7.0         5.1              2.7
                    7.0 to 8.0         0.0              4.1
                       8.0+            7.0              3.9
                 ---------------------------------------------
                     TOTAL           100.0%           100.0%
                 =============================================

                             OUR VIEW OF THE MARKET
                             ----------------------
                                LOOKING FORWARD

Looking at the year ahead, our outlook is tempered by several factors: the economic and financial crises in Asia; the potential for a slowing of economic activity in the U.S.; and the contraction of valuations likely to result from decelerating growth in corporate profits.

As it comes to grips with these issues, searching for consensus, the market will inevitably overreact - both up and down. Within the bounds of prudence and our own investment discipline, we fully intend to capitalize on these emotion-driven extremes. As we study potential investments, we'll pay special attention to those stocks that people are worried about - in beaten-down sectors like energy and technology, for example, where many stocks have dropped 40-50% from their '97 highs. Our job will be to assess the validity of the worry - to analyze the "reasonable worst case" and determine if it represents what we consider value.

And because we anticipate slower economic and earnings growth, we'll assign greater weight to real growth. We'll target companies that can truly grow their sales, versus those that rely on acquisitions or financial engineering to meet their earnings goals. Undoubtedly this strategy will lead us to smaller companies, whose internal dynamics can make them less dependent on overall economic activity for their growth.


continued on following panel

                       ----------------------

One such company already in the portfolio is Cadence Design, whose software enables chip manufacturers to design increasingly complex products in ever-shorter time frames. We like Loral, too, with its strong order backlog for satellite systems and the huge cash-flow potential of the global satellite phone system it's developing. And American Power Conversion sees strong ongoing demand for network servers - a market it dominates - as well as major growth potential from upcoming product introductions. As always, our overriding emphasis will be on companies with "franchise characteristics" - dominant market share, for example, or proprietary products - that offer significant long-term competitive advantage.

We believe our particular investment discipline will serve us well in these times. We'll continue to let valuations drive our decisions. And consistent with our process to date, we'll question every assumption that we use to value a security; we'll thus arrive at investment decisions that we feel confident are reasonable.


                       FUND STATISTICS <F4>
                       --------------------

NUMBER OF HOLDINGS                                   63
MEDIAN MARKET CAP                          $2.0 billion
MEDIAN GROWTH RATE                                  19%
MEDIAN P/E                     1998E              14.0X
MEDIAN PRICE/INTRINSIC VALUE   1998E                74%

                                   FOOTNOTES
                                   ---------

<F1> THE ARTISAN MID CAP FUND HAD A TOTAL RETURN OF 28.1% FROM INCEPTION ON
     JUNE 27, 1997, THROUGH DECEMBER 31, 1997. PERFORMANCE DATA CONTAINED HEREIN REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES IN THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE S&P 400 IS AN UNMANAGED, MARKET-WEIGHTED INDEX, WITH DIVIDENDS REINVESTED, OF 400 MID-CAP COMPANIES. THE LIPPER MID CAP FUND INDEX REFLECTS THE NET ASSET VALUE WEIGHTED RETURN OF THE 30 LARGEST MID-CAP FUNDS.

<F2> PORTFOLIO PROFILES ARE FOR ILLUSTRATION ONLY AND ARE NOT INTENDED AS
     RECOMMENDATIONS OF INDIVIDUAL STOCKS. THE PROFILES PRESENT INFORMATION ABOUT THE COMPANIES BELIEVED TO BE ACCURATE, AND THE VIEWS OF THE PORTFOLIO MANAGERS, AS OF JANUARY 1, 1998. THAT INFORM ATION AND THOSE VIEWS MAY CHANGE AND THE FUND DISCLAIMS ANY OBLIGATION TO ADVISE SHAREHOLDERS OF ANY SUCH CHANGES.

<F3> AS A PERCENTAGE OF PORTFOLIO EQUITIES AS OF DECEMBER 31, 1997.

<F4> FUND STATISTICS ARE AS OF DECEMBER 31, 1997.


                       C/O BOSTON FINANCIAL DATA SERVICES
                                 P.O. BOX 8412
                             BOSTON, MA 02266-8412

                                 1 800 344 1770